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American Odyssey Funds, Inc.                                          Prospectus
                                                                      Supplement

                                                               February 28, 2000

This document supplements the May 1, 1999 prospectus for American Odyssey Funds, Inc.

New Ownership Structure for the Manager

As discussed on page 16 of the prospectus, the Manager (which was recently renamed American Odyssey Funds Management LLC) has ultimate responsibility for all investment advisory services, while each Fund has one or more subadvisers who serve under the supervision of the Manager and who make the day-to-day investment decisions for each Fund. The Manager is a member of The Copeland Companies, all of which are owned by Citigroup Inc.

Citigroup has announced an agreement with State Street Corporation to form a new company, to be called CitiStreet LLC. CitiStreet will be jointly owned by Citigroup and State Street, which is, like Citigroup, a publicly-held financial services company. When the agreement takes effect, which we expect to be at the end of March, CitiStreet will own The Copeland Companies, including the Manager. As a result, rather than being owned entirely by Citigroup, the Manager will be owned jointly by Citigroup and State Street.

This new ownership structure will not result in any significant changes for any of the Funds. Under the federal securities laws, however, a change in ownership of this type requires that the current investment advisory agreements between and among the Funds, the Manager, and the subadvisers must all end and be replaced by new agreements. The new agreements will be the same as the current agreements, except to reflect the new date. Some of the new agreements will require shareholder approval. As permitted under the federal securities laws, the Funds' Board of Directors has approved interim agreements that will be in effect until the agreements requiring shareholder approval take effect, which we expect to be on May 1, 2000. The new agreements that do not require shareholder approval will go into effect when Citigroup's agreement with State Street takes effect.

New Subadvisers

The American Odyssey Core Equity Fund currently has one subadviser, Equinox Capital Management, LLC. The Board of Directors proposes to add, effective May 1, 2000, two additional subadvisers for the Core Equity Fund. They are:

-   Putnam Investment Management, Inc., and

- State Street Global Advisors, the asset management division of State Street Bank and Trust Company (which is owned by State Street Corporation).

The American Odyssey Emerging Opportunities Fund currently has two subadvisers, SG Cowen Asset Management and Chartwell Investment Partners. The Board of Directors proposes to add, effective May 1, 2000, State Street Global Advisors as an additional subadviser for the Emerging Opportunities Fund.

The Manager will allocate each Fund's assets among its three subadvisers. The new investment advisory agreements with State Street Global Advisors will require shareholder approval.

Shareholder Meeting

As noted above, some of the new investment advisory agreements will require shareholder approval. American Odyssey Funds, Inc. will hold a shareholder meeting for that purpose on April 27, 2000. All persons owning an interest in one or more of the Funds as of February 25, 2000 will have the right to vote at that meeting.
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                          AMERICAN ODYSSEY FUNDS, INC.

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 28, 2000

The following information supplements the Statement of Information dated May 1, 1999.

The paragraph on page 17 of the Statement of Information with the heading "Futures Contracts" is replaced in its entirety by the following:

FUTURES CONTRACTS

 Each Fund may enter into futures contracts and options thereon under certain limitations described below. In general, (1) the Global High-Yield Bond Fund, the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) any Fund other than the Emerging Opportunities and the Core Equity Funds may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting their exposure to the market. The Global High-Yield Bond Fund, the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may use futures contracts for investment purposes to increase their exposure to equity markets. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements in the contract and in the securities being hedged; (6) adverse performance of the underlying instrument; and (7) potential losses in excess of the amount invested in the futures contracts themselves.

The four paragraphs on pages 18 and 19 under the heading "Stock Index Futures Contracts" are replaced in their entirety by the following:

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STOCK INDEX FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Global High-Yield Bond Fund, the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may buy and sell for hedging purposes and investment purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

 A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, a Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

 A Fund may also buy and sell stock index futures for investment purposes. In general, a Fund will invest in stock index futures as a short-term method of increasing the Fund's exposure to the market as represented by the particular stock index. The Fund's performance will be affected as that index, and the value of the futures contract, goes up or down.

 A Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the value of the underlying index or the price of the securities being hedged is imperfect. When stock index futures contracts are used for hedging purposes, the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of a Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion.